Exhibit 99.2

MELLON FINANCIAL CORPORATION

Notes to Financial Trends

Notes:

In the third quarter of 2005, Mellon began to record gross mutual fund distribution and service fees earned and paid as noninterest revenue and operating expense. Distribution and service fee revenue and expense are now reported on a gross basis detailed in separate revenue and expense lines in our financials. These reclassified amounts are primarily recorded as “Distribution and service fees” and “Distribution and servicing expense” line items on the Consolidated Income Statement. Investment management revenue, Institutional trust and custody revenue, and professional, legal and other purchased services expense were also impacted to a lesser extent.

In the third quarter of 2005 we began to record revenue amounts passed to joint ventures as Other expense. Previously, the amounts were reported as a reduction of Other revenue.

Our lines of business have now been aggregated into five business sectors and these sectors have been aligned within three business groups. Our Asset Management group includes the new combined Institutional Asset Management and Mutual Funds sector and the Private Wealth Management sector. Our Payments and Securities Services Group includes the Asset Servicing and Payment Solutions & Investor Services (PS&IS) sectors. Our fifth sector is the Treasury Services/Other Activity sector.

All prior periods have been restated for those changes. Prior period sector data may also reflect immaterial reclassifications resulting from minor changes made to be consistent with current period presentation.

Summations may not equal due to rounding. As a result of this rounding convention, there may exist immaterial differences between the sector trends data detailed above versus the sector trends data subsequently filed on Form 10-Q.

Discontinued Operations Accounting/Accounting Change(s)—

The income/(loss) from discontinued operations accounting and the cumulative effect of accounting change(s) has not been allocated to any sector.

Average Assets—

Where average deposits in a business sector are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common Equity/Pretax Operating Margin—

Ratios are presented on a continuing operations basis. Quarterly return on common equity ratios are annualized.

MELLON FINANCIAL CORPORATION

CONSOLIDATED RESULTS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr
Revenue:
Investment management	317	333	347	412	405	386	379	455	429	443	479
Distribution and service	59	59	60	62	66	67	68	68	71	74	82
Institutional trust and custody	116	121	121	130	138	137	132	145	150	160	172
Securities lending revenue	15	22	16	16	18	24	16	18	24	33	25
Payment solutions & investor services	140	142	142	145	145	149	133	138	134	142	122
Other fee revenue	121	117	165	152	240	152	147	168	354	158	167

Total fee and other revenue	768	794	851	917	1,012	915	875	992	1,162	1,010	1,047
Net interest revenue	160	168	140	125	120	126	116	121	121	133	123

Total revenue	928	962	991	1,042	1,132	1,041	991	1,113	1,283	1,143	1,170
Credit quality expense	4	3	—	—	(7)	—	—	(4)	(1)	3	12
Operating expense	654	673	703	756	758	762	725	815	804	826	871

Income from continuing operations before income taxes (benefits) and cumulative effect of accounting change	270	286	288	286	381	279	266	302	480	314	287
Income taxes (benefits)	96	101	100	99	134	99	85	103	175	111	91

Income (loss) from continuing operations before cumulative effect of accounting change	174	185	188	187	247	180	181	199	305	203	196
Cumulative effect of accounting change	(7)	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	167	185	188	187	247	180	181	199	305	203	196
Income from discontinued operations after-tax	(6)	(10)	(7)	(3)	(2)	(4)	2	(7)	(50)	(78)	(2)

Net income (loss)	$161	$175	$181	$184	$245	$176	$183	$192	$255	$125	$194

EPS from Continuing Operations	$0.40	$0.43	$0.44	$0.43	$0.58	$0.42	$0.43	$0.47	$0.72	$0.49	$0.47
Average loans	$8.2	$7.9	$7.4	$7.3	$7.5	$7.5	$7.0	$7.2	$6.9	$7.4	$7.4
Average assets	$35.3	$34.3	$33.4	$32.4	$33.2	$33.4	$33.4	$36.0	$36.9	$36.4	$37.9
Average deposits	$21.4	$19.1	$19.2	$18.2	$19.2	$19.8	$20.3	$22.0	$23.0	$22.3	$23.6
Average common equity	$3.3	$3.5	$3.5	$3.7	$3.8	$3.8	$3.8	$4.0	$4.2	$4.1	$4.1
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738	$766
Market value of assets under administration or custody at period end (in billions)	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777
Return on common equity	20%	21%	21%	21%	26%	19%	19%	20%	30%	20%	19%
Pretax operating margin	29%	30%	29%	28%	34%	27%	27%	27%	37%	27%	24%

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation's investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.
(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.
(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a pre-tax charge of $10 million associated with the early extinguishment of debt, an additional $3 million pre-tax writedown of the remaining small, non-strategic business previously identified as held for sale (see footnote above) and an additional $2 million pre-tax charge associated with the move to the new Mellon Financial Centre in London (see footnote above).

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr
Investment management	$317	$333	$347	$412	$405	$386	$379	$455	$429	$443	$479
Distribution and service	59	59	60	62	66	67	68	68	71	74	82
Institutional trust & custody	131	143	137	146	156	161	148	163	174	193	197
Payment solutions & investor services	140	142	142	145	145	149	133	138	134	142	122
Foreign exchange trading	38	28	42	39	57	50	38	41	54	50	52
Financing-related	32	38	29	41	35	31	31	40	32	35	34
Equity investment	3	(18)	3	6	98	9	24	29	219	15	17
Other	28	36	63	43	39	44	43	48	39	46	55

Total fee and other revenue	748	761	823	894	1,001	897	864	982	1,152	998	1,038
Gains on the sales of securities	11	21	18	12	—	8	—	—	—	—	1

Total noninterest revenue (non-FTE)	$759	$782	$841	$906	$1,001	$905	$864	$982	$1,152	$998	$1,039
FTE impact	9	12	10	11	11	10	11	10	10	12	8

Total noninterest revenue (FTE)	$768	$794	$851	$917	$1,012	$915	$875	$992	$1,162	$1,010	$1,047

MEMO:
Performance fees	(1)	8	8	55	39	17	11	60	27	26	41

Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	83%	82%	86%	88%	89%	88%	88%	89%	91%	88%	90%

Market value of assets under management at period end (in billions)	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738	$766

Market value of assets under administration or custody at period end (in billions)	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777

S&P 500 Index—period end	848	975	996	1112	1126	1141	1115	1212	1181	1191	1229

S&P 500 Index—daily average	861	938	1000	1056	1133	1123	1104	1163	1192	1182	1224

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation's investment in Shinsei Bank of $93 million and $197 million, respectively. Excluding these gains, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 88% in the first quarter of 2005 and 87% in the first quarter of 2004.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

NET INTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Net Interest Revenue (FTE)	$160	$168	$140	$125	$120	$125	$117	$121	$121	$133	$123
Net Interest Margin (FTE)	2.74%	2.95%	2.51%	2.28%	2.16%	2.24%	2.03%	1.93%	1.92%	2.07%	1.84%

Selected Average Balances:
Money Market Investments	$3,122	$2,765	$3,066	$3,270	$2,986	$2,703	$3,310	$4,157	$4,252	$3,307	$2,713
Trading Account Securities	814	761	693	622	356	268	229	248	308	293	309
Securities	11,740	11,655	10,882	10,532	11,013	11,647	11,780	12,743	13,714	14,444	15,967
Loans	8,212	7,915	7,425	7,276	7,489	7,491	7,047	7,205	6,882	7,339	7,421
Interest Earning Assets	23,888	23,096	22,066	21,700	21,844	22,109	22,366	24,353	25,156	25,383	26,410
Deposits	21,376	19,067	19,185	18,378	19,227	19,776	20,295	22,083	23,035	22,314	23,566

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

OPERATING EXPENSE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (b)	2nd Qtr (c)	3rd Qtr	4th Qtr (d)	1st Qtr (e)	2nd Qtr	3rd Qtr
Staff:
Compensation	$237	$230	$235	$240	$233	$235	$241	$263	$247	$250	$258
Incentive (a)	50	61	73	109	100	89	84	120	108	114	127
Employee benefits	43	43	43	43	55	53	51	51	66	63	67

Total staff	330	334	351	392	388	377	376	434	421	427	452
Professional, legal and other purchased services	78	89	92	97	88	99	91	108	100	110	114
Distribution and servicing	74	74	76	75	79	79	81	80	81	90	100
Net occupancy	52	52	56	56	56	79	57	43	59	57	61
Equipment	40	38	45	47	44	42	41	42	41	44	44
Business development	20	21	22	25	21	22	21	23	21	23	23
Communications	21	24	19	20	22	22	18	22	25	19	19
Amortization of intangible assets	4	4	5	4	4	5	4	6	6	7	6
Other	35	37	37	40	56	37	36	57	50	49	52

Total operating expense	$654	$673	$703	$756	$758	$762	$725	$815	$804	$826	$871

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure." Stock option expense totaled less than $1 million for the first three quarters of 2003 and approximately $1 million in the fourth quarter of 2003; approximately $4 million for each of the quarters of 2004; and $6 million for all quarters of 2005.

(b)	The first quarter of 2004 includes a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses held for sale, one of which was sold in the third quarter of 2004.

(c)	The second quarter of 2004 includes a $24 million pre-tax charge ($23 million—occupancy, $1 million—other) relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(d)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(e)	The first quarter of 2005 includes a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT/ ADMINISTRATION OR CUSTODY—11 Quarter Trend

	2003				2004				2005
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Market value of assets under management at period end
Institutional	$326	$356	$375	$403	$421	$421	$419	$443	$463	$469	$490
Mutual Funds	193	203	196	197	200	199	191	200	203	205	212
Private Client	47	53	54	57	58	59	60	64	63	64	64

Total market value of assets under management	566	612	625	657	679	679	670	707	729	738	766
Composition of assets under management at period end
Equity Funds	30%	32%	34%	36%	36%	36%	37%	39%	37%	37%	37%
Fixed Income Funds	22%	21%	21%	20%	20%	21%	20%	20%	20%	19%	18%
Money Market Funds	31%	29%	27%	25%	24%	22%	21%	21%	19%	20%	20%
Securities lending cash collateral	9%	10%	10%	10%	11%	12%	13%	12%	15%	16%	16%
Overlay and alternative investments	8%	8%	8%	9%	9%	9%	9%	8%	9%	8%	9%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Managed mutual funds fee revenue (millions)
Equity Funds	$50	$53	$59	$65	$72	$78	$77	$87	$85	$87	$93
Money Market Funds	73	68	68	61	58	58	56	51	49	54	58
Fixed Income Funds	35	39	38	36	34	32	32	31	30	31	30
Nonproprietary	9	8	9	12	12	11	13	14	15	16	19

Total managed mutual funds fee revenue	167	168	174	174	176	179	178	183	179	188	200
Average assets of proprietary mutual funds
Equity Funds	$34	$37	$40	$44	$48	$51	$50	$53	$54	$54	$57
Money Market Funds	121	112	110	101	96	96	91	87	85	90	96
Fixed Income Funds	26	26	26	25	25	23	23	22	22	22	21

Total average assets of proprietary mutual funds	181	175	176	170	169	170	164	162	161	166	174
Market value of assets under administration or custody at period end	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777
Total Assets
Managed	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738	$766
Administration/Custody	2,181	2,397	2,493	2,721	2,824	2,856	2,978	3,233	3,293	3,450	3,777 (a)

Total	$2,747	$3,009	$3,118	$3,378	$3,503	$3,535	$3,648	$3,940	$4,022	$4,188	$4,543

(a)	Excludes assets of $328 billion that we manage and are also under administration or custody. These assets are included in assets under management.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

INSTITUTIONAL ASSET MANAGEMENT AND MUTUAL FUNDS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management
Mutual funds	167	168	174	173	176	179	177	183	179	187	200
Institutional clients	73	79	82	93	99	97	98	115	122	129	133
Performance fees	(1)	8	8	55	39	17	11	60	27	26	41
Private clients	13	13	14	15	17	18	19	20	20	21	22

Total investment management	252	268	278	336	331	311	305	378	348	363	396
Distribution and service	59	59	60	62	66	67	68	68	71	74	82
Institutional trust and custody	14	15	13	16	13	14	14	14	13	13	14
Transfer revenue	(7)	(4)	(4)	(5)	(3)	—	(2)	(2)	—	1	1
Other fee revenue	1	1	1	5	6	(3)	(1)	7	3	(2)	—

Total fee and other revenue	319	339	348	414	413	389	384	465	435	449	493
Net interest revenue (expense)	(5)	(7)	(5)	(5)	(5)	(6)	(6)	(5)	(4)	(6)	(6)

Total revenue	314	332	343	409	408	383	378	460	431	443	487
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense	256	260	268	306	294	286	287	349	323	336	358

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	58	72	75	103	114	97	91	111	108	107	129
Income taxes (benefits)	20	26	26	36	40	35	29	38	39	38	41

Income (loss) from continuing operations before cumulative effect of accounting change	38	46	49	67	74	62	62	73	69	69	88
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	38	46	49	67	74	62	62	73	69	69	88
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$38	$46	$49	$67	$74	$62	$62	$73	$69	$69	$88

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets	$2.1	$2.0	$1.9	$2.0	$1.9	$2.0	$2.1	$2.2	$1.9	$1.9	$1.9
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.7	$0.7	$0.7	$0.8	$0.8	$0.8	$0.8	$0.8	$1.0	$1.0	$1.0
Average Tier I preferred equity	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5
Market value of assets under management at period end (in billions)(a)	$480	$515	$526	$554	$568	$565	$550	$585	$587	$587	$612
Market value of assets under administration or custody at period end (in billions)	$7	$8	$9	$10	$7	$6	$8	$8	$9	$8	$3
Return on common equity	21%	27%	28%	37%	38%	33%	31%	34%	29%	29%	37%
Pretax operating margin	18%	22%	22%	25%	28%	25%	24%	24%	25%	24%	27%

(a)	Restated to reflect transfer of securities lending assets to the Asset Servicing sector as the fees associated with those assets are classified as securities lending revenue and recorded in the Asset Servicing sector.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management	65	65	69	76	74	75	74	77	81	80	83
Institutional trust and custody	2	2	2	3	2	2	3	2	3	2	3
Transfer revenue	3	2	4	1	2	1	1	—	—	—	—
Other fee revenue	3	4	3	4	4	2	2	4	3	4	4

Total fee and other revenue	73	73	78	84	82	80	80	83	87	86	90
Net interest revenue (expense)	58	59	55	51	52	55	53	52	57	55	52

Total revenue	131	132	133	135	134	135	133	135	144	141	142
Credit quality expense	—	—	—	1	—	1	—	—	—	—	—
Operating expense	68	73	76	76	77	78	78	83	80	81	84

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	63	59	57	58	57	56	55	52	64	60	58
Income taxes (benefits)	22	21	20	20	20	20	18	17	23	22	18

Income (loss) from continuing operations before cumulative effect of accounting change	41	38	37	38	37	36	37	35	41	38	40
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	41	38	37	38	37	36	37	35	41	38	40
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$41	$38	$37	$38	$37	$36	$37	$35	$41	$38	$40

Average loans	$2.7	$2.8	$2.9	$3.1	$3.3	$3.4	$3.4	$3.5	$3.6	$3.7	$3.7
Average assets	$5.4	$5.5	$5.5	$5.6	$6.0	$6.2	$6.3	$6.4	$6.6	$6.6	$7.1
Average deposits	$4.6	$4.6	$4.6	$4.7	$5.0	$5.3	$5.4	$5.5	$5.7	$5.8	$6.2
Average common equity	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5	$0.5	$0.4	$0.4	$0.4
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1
Market value of total client assets at period end (in billions)(a)	$64	$69	$71	$75	$76	$76	$76	$78	$77	$78	$82
Return on common equity	39%	36%	35%	34%	31%	30%	31%	28%	40%	38%	37%
Pretax operating margin	48%	45%	43%	43%	43%	41%	41%	38%	44%	43%	40%

(a)	Includes assets under management, before amounts subadvised by/for other sectors, of $49 billion, $50 billion and $51 billion in the first, second and third quarters, respectively, of 2005, $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters, respectively, of 2004, $40 billion, $44 billion, $45 billion, and $47 billion in the first, second, third and fourth quarters, respectively, of 2003.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING—11 Quarter Trend

(dollar amounts in millions, averages in	2003				2004				2005
billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Institutional trust and custody	100	105	104	113	120	118	113	127	132	141	154
Securities lending revenue	15	22	16	16	18	24	16	18	24	33	25
Transfer revenue	1	—	—	1	—	(2)	—	—	(2)	(2)	(3)
Other fee revenue	54	47	64	53	73	69	53	59	70	69	73

Total fee and other revenue	170	174	184	183	211	209	182	204	224	241	249
Net interest revenue (expense)	20	23	21	18	14	18	17	20	19	21	22

Total revenue	190	197	205	201	225	227	199	224	243	262	271
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense	149	154	165	170	174	170	168	184	188	200	217

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	41	43	40	31	51	57	31	40	55	62	54
Income taxes (benefits)	15	15	14	11	18	20	10	14	20	22	17

Income (loss) from continuing operations before cumulative effect of accounting change	26	28	26	20	33	37	21	26	35	40	37
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	26	28	26	20	33	37	21	26	35	40	37
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$26	$28	$26	$20	$33	$37	$21	$26	$35	$40	$37

Average loans	$—	$0.1	$—	$—	$0.1	$0.1	$—	$—	$—	$—	$—
Average assets	$5.4	$5.7	$6.1	$6.2	$7.1	$6.8	$7.0	$8.0	$8.2	$8.1	$9.0
Average deposits	$3.5	$4.2	$4.5	$4.6	$5.5	$5.4	$5.8	$6.5	$7.0	$6.9	$7.8
Average common equity	$0.5	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.5	$0.5	$0.5
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)(a)	$44	$51	$53	$55	$64	$68	$73	$74	$95	$104	$106
Market value of assets under administration or custody at period end (in billions)	$2,157	$2,369	$2,463	$2,688	$2,793	$2,826	$2,946	$3,199	$3,259	$3,416	$3,746 (b)
Return on common equity	21%	19%	18%	13%	22%	25%	14%	17%	30%	33%	30%
Pretax operating margin	22%	22%	19%	16%	23%	25%	15%	18%	23%	24%	20%
MEMO:
Gross joint venture revenue	$81	$100	$92	$94	$108	$108	$102	$112	$121	$130	$121
Securities on Loan (c)	$63	$71	$76	$79	$100	$95	$100	$115	$150	$160	$165

(a)	Represents the investment of securities lending cash collateral managed by the Asset Servicing Sector.
(b)	Excludes assets of $328 billion that we manage and are also under administration or custody. These assets are included in assets under management.
(c)	Represents the total dollar amount of securities on loan, both cash and non-cash, at period end by the Corporation, affiliates and a joint venture.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PAYMENT SOLUTIONS & INVESTOR SERVICES—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Payment solutions & investor services	140	142	142	145	145	149	133	138	134	142	122
Other fee revenue	5	2	5	5	3	5	5	5	8	6	5

Total fee and other revenue	145	144	147	150	148	154	138	143	142	148	127
Net interest revenue (expense)	39	45	36	32	31	30	29	33	37	33	34

Total revenue	184	189	183	182	179	184	167	176	179	181	161
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense	128	132	132	133	125	130	120	134	133	135	127

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	56	57	51	49	54	54	47	42	46	46	34
Income taxes (benefits)	20	20	18	17	19	19	15	14	17	16	11

Income (loss) from continuing operations before cumulative effect of accounting change	36	37	33	32	35	35	32	28	29	30	23
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	36	37	33	32	35	35	32	28	29	30	23
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$36	$37	$33	$32	$35	$35	$32	$28	$29	$30	$23

Average loans	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Average assets	$11.3	$7.7	$8.0	$6.6	$6.6	$6.9	$7.0	$7.7	$7.8	$7.2	$7.0
Average deposits	$10.5	$6.8	$7.1	$5.9	$5.9	$6.2	$6.2	$7.0	$7.1	$6.4	$6.2
Average common equity	$0.4	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	36%	43%	38%	40%	46%	48%	45%	37%	38%	38%	30%
Pretax operating margin	30%	30%	28%	27%	30%	29%	29%	24%	26%	25%	21%

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TREASURY SERVICES/OTHER ACTIVITY—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr
Revenue:
Institutional trust and custody	—	(1)	2	(2)	3	3	2	2	2	4	1
Transfer revenue	3	2	—	3	1	1	1	2	2	1	2
Other fee revenue	58	63	92	85	154	79	88	93	270	81	85

Total fee and other revenue	61	64	94	86	158	83	91	97	274	86	88
Net interest revenue (expense)	48	48	33	29	28	29	23	21	12	30	21

Total revenue	109	112	127	115	186	112	114	118	286	116	109
Credit quality expense	4	3	—	(1)	(7)	(1)	—	(4)	(1)	3	12
Operating expense	53	54	62	71	88	98	72	65	80	74	85

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	52	55	65	45	105	15	42	57	207	39	12
Income taxes (benefits)	19	19	22	15	37	5	13	20	76	13	4

Income (loss) from continuing operations before cumulative effect of accounting change	33	36	43	30	68	10	29	37	131	26	8
Cumulative effect of accounting change	(7)	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	26	36	43	30	68	10	29	37	131	26	8
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$26	$36	$43	$30	$68	$10	$29	$37	$131	$26	$8

Average loans	$5.4	$4.9	$4.4	$4.1	$4.0	$3.9	$3.5	$3.6	$3.2	$3.6	$3.6
Average assets	$10.0	$12.4	$10.9	$11.1	$11.0	$10.9	$10.5	$11.1	$11.9	$12.4	$12.9
Average deposits	$2.8	$3.5	$3.0	$3.0	$2.8	$2.9	$2.9	$3.0	$3.2	$3.2	$3.4
Average common equity	$1.3	$1.5	$1.5	$1.5	$1.6	$1.6	$1.7	$1.8	$2.0	$1.9	$1.9
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.
Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.
(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.
(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.
(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a pre-tax charge of $10 million associated with the early extinguishment of debt, an additional $3 million pre-tax writedown of the remaining small, non-strategic business previously identified as held for sale (see footnote above) and an additional $2 million pre-tax charge associated with the move to the new Mellon Financial Centre in London (see footnote above).

n/m—not meaningful

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Management & Mutual Funds			Private Wealth Management			Asset Servicing
	2004	2003	2002	2004	2003	2002	2004	2003	2002
Revenue:
Investment management (a)	1,325	1,134	1,131	300	275	277	—	—	—
Distribution and service	269	240	233	—	—	—	—	—	—
Institutional trust and custody	55	58	54	9	9	11	478	422	434
Securities lending revenue	—	—	—	—	—	—	76	69	75
Payment solutions & investor services	—	—	—	—	—	—	—	—	—
Transfer revenue	(7)	(20)	(21)	4	10	17	(2)	2	(2)
Other fee revenue	9	8	(4)	12	14	15	254	218	171

Total fee and other revenue	1,651	1,420	1,393	325	308	320	806	711	678
Net interest revenue (expense)	(22)	(22)	(23)	212	223	209	69	82	95

Total revenue	1,629	1,398	1,370	537	531	529	875	793	773
Credit quality expense	—	—	—	1	1	—	—	—	—
Total operating expense	1,216	1,090	1,065	316	293	278	696	638	581

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	413	308	305	220	237	251	179	155	192
Income taxes (benefits)	142	108	111	75	83	92	62	55	70

Income (loss) from continuing operations before cumulative effect of accounting change	271	200	194	145	154	159	117	100	122
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—

Income from continuing operations	271	200	194	145	154	159	117	100	122
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$271	$200	$194	$145	$154	$159	$117	$100	$122

Average loans	$—	$—	$—	$3.4	$2.9	$2.7	$0.1	$—	$—
Average assets	$2.0	$2.0	$1.9	$6.2	$5.5	$5.0	$7.2	$5.9	$4.7
Average deposits	$—	$—	$—	$5.3	$4.6	$4.4	$5.8	$4.2	$3.4
Average common equity	$0.8	$0.7	$0.6	$0.5	$0.4	$0.2	$0.6	$0.6	$0.5
Average Tier I preferred equity	$0.4	$0.4	$—	$0.2	$0.2	$—	$0.1	$0.1	$—
Market value of assets under management at period end (in billions) (b)	$585	$554	$496	$48	$48	$44	$74	$55	$41
Market value of assets under administration or custody at period end (in billions)	$8	$10	$7	$26	$23	$18	$3,199	$2,688	$2,129
Return on common equity	34%	28%	32%	30%	36%	76%	20%	18%	26%
Pretax operating margin	25%	22%	22%	41%	45%	48%	20%	20%	25%

(a)	Includes performance fees from Institutional Asset Management and Mutual Funds of $127 million, $70 million and $47 million for 2004, 2003 and 2002, respectively.
(b)	Restated to reflect transfer of securities lending assets to the Asset Servicing sector as the fees associated with those assets are classified as securities lending revenue and recorded in the Asset Servicing sector.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Payment Solutions & Investor Services			Total Treasury Services/Other Activity			Consolidated Results
	2004	2003	2002	2004	2003	2002	2004	2003	2002
Revenue:
Investment management (a)	—	—	—	—	—	—	1,625	1,409	1,408
Distribution and service	—	—	—	—	—	—	269	240	233
Institutional trust and custody	—	—	—	10	(1)	2	552	488	501
Securities lending revenue	—	—	—	—	—	—	76	69	75
Payment solutions & investor services	565	569	561	—	—	—	565	569	561
Transfer revenue	—	—	—	5	8	6	—	—	—
Other fee revenue	18	17	29	414	298	247	707	555	458

Total fee and other revenue (b)	583	586	590	429	305	255	3,794	3,330	3,236
Net interest revenue (expense) (c)	123	152	149	101	158	210	483	593	640

Total revenue (d)	706	738	739	530	463	465	4,277	3,923	3,876
Credit quality expense	—	—	—	(12)	6	172	(11)	7	172
Total operating expense	509	525	520	323	240	221	3,060	2,786	2,665

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	197	213	219	219	217	72	1,228	1,130	1,039
Income taxes (benefits) (d)	67	75	79	75	75	23	421	396	375

Income (loss) from continuing operations before cumulative effect of accounting change	130	138	140	144	142	49	807	734	664
Cumulative effect of accounting change	—	—	—	—	(7)	—	—	(7)	—

Income from continuing operations	130	138	140	144	135	49	807	727	664
Income from discontinued operations after-tax	—	—	—	—	—	—	(11)	(26)	18

Net income (loss)	$130	$138	$140	$144	$135	$49	$796	$701	$682

Average loans	$0.1	$0.1	$0.1	$3.7	$4.7	$6.6	$7.3	$7.7	$9.4
Average assets (e)	$7.1	$8.4	$9.0	$10.9	$11.1	$11.6	$34.0	$33.9	$33.7
Average deposits	$6.4	$7.6	$8.1	$2.9	$3.1	$3.1	$20.4	$19.5	$19.0
Average common equity	$0.3	$0.3	$0.2	$1.6	$1.5	$1.9	$3.8	$3.5	$3.4
Average Tier I preferred equity	$0.1	$0.1	$—	$0.2	$0.2	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$707	$657	$581
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$3,233	$2,721	$2,154
Return on common equity	44%	39%	56%	n/m	n/m	n/m	21%	21%	20%
Pretax operating margin	28%	29%	30%	n/m	n/m	n/m	29%	29%	27%

(a)	Includes performance fees from Institutional Asset Management and Mutual Funds of $127 million, $70 million and $47 million for 2004, 2003 and 2002, respectively.
(b)	Consolidated results include FTE impact of $42 million, $42 million and $42 million for 2004, 2003 and 2002, respectively.
(c)	Consolidated results include FTE impact of $17 million, $16 million and $13 million for 2004, 2003 and 2002, respectively.
(d)	Consolidated results include FTE impact of $59 million, $58 million and $55 million for 2004, 2003 and 2002, respectively.
(e)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations of $0.6 billion, $1.0 billion and $1.5 billion for 2004, 2003 and 2002, respectively.

n/m—not meaningful

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

NONPERFORMING ASSETS

	2003				2004				2005
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Nonperforming loans:
Commercial and financial	$42	$57	$51	$49	$48	$11	$17	$10	$9	$7	$7
Personal	3	3	2	2	2	3	3	4	4	4	3
Commercial real estate	—	—	—	—	1	—	—	—	—	—	—
Lease finance assets	—	—	9	—	—	—	—	15	15	15	27

Total nonperforming loans	45	60	62	51	51	14	20	29	28	26	37
Total acquired property	1	1	1	1	—	1	1	—	—	—	—

Total nonperforming assets	$46	$61	$63	$52	$51	$15	$21	$29	$28	$26	$37

Nonperforming loans as a percentage of total loans	0.58%	0.77%	0.86%	0.69%	0.68%	0.20%	0.30%	0.43%	0.39%	0.34%	0.48%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	2.01%	2.51%	2.48%	2.09%	1.99%	0.56%	0.82%	1.08%	0.98%	0.87%	1.23	%(a)

(a)	Preliminary

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Reserve Activity:
Loan losses	127	114	113	110	103	94	96	98	98	87	87
Unfunded commitments	52	64	66	71	75	77	73	71	67	77	81

Reserve at beginning of period	$179	$178	$179	$181	$178	$171	$169	$169	$165	$164	$168
Total credit losses	(1)	(1)	(2)	(2)	—	(2)	(1)	(1)	(1)	—	(24)
Total recoveries	10	1	4	2	—	2	1	2	1	1	1

Sub-total—net credit recoveries (losses)	$9	$—	$2	$—	$—	$—	$—	$1	$—	$1	$(23)
Credit losses on loans transferred to held for sale	(11)	(2)	—	(3)	—	—	—	—	—	—	—

Total net credit recoveries (losses)	$(2)	$(2)	$2	$(3)	$—	$—	$—	$1	$—	$1	$(23)
Impact of disposals and acquisitions	—	—	—	—	—	—	—	—	—	—	—
Securitizations	—	—	—	—	—	(2)	—	(1)	—	—	—
Loss on sale of commitments	(3)	—	—	—	—	—	—	—	—	—	—
Provision for credit losses	4	3	—	—	(7)	—	—	(4)	(1)	3	12

Reserve at end of period	$178	$179	$181	$178	$171	$169	$169	$165	$164	$168	$157
Reserve for loan losses	$114	$113	$110	$103	$94	$96	$98	$98	$87	$87	$80
Reserve for unfunded commitments	64	66	71	75	77	73	71	67	77	81	77

Reserve at end of period	$178	$179	$181	$178	$171	$169	$169	$165	$164	$168	$157
Reserve for loan losses as a percentage of total loans (a)	1.46%	1.46%	1.52%	1.37%	1.27%	1.39%	1.40%	1.45%	1.23%	1.15%	1.05%
Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.32%	0.35%	0.39%	0.44%	0.46%	0.47%	0.47%	0.47%	0.54%	0.58%	0.55%
Annualized net credit losses to average loans	0.09%	0.11%	-0.12%	0.21%	-%	-%	-%	-0.03%	-%	-%	1.23%

(a)	At period end.